Equitable Financial Life Insurance Company

Supplement dated July 27, 2022 to the current variable life prospectuses for:

• COIL	• Paramount Life
• IL COLI	• IL COLI ‘04

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable life policies and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The Portfolios discussed below may not be available in all policies. Please refer to your Prospectus for the current variable investment options and corresponding underlying Portfolios available to you.

The purpose of this Supplement is to provide you with information regarding certain Portfolio mergers. As is applicable to your policy, please note the following:

(1) Merger of Underlying Portfolio Shares

The following Portfolios will be involved in planned mergers effective on or about November 11, 2022. On the date of the scheduled mergers, interests in certain investment options (the “surviving options”) will replace interests in current investment options (the “replaced options”), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. You may continue to transfer your policy account value among the investment options prior to the merger, as usual, including choosing to transfer your policy account value in an impacted variable investment option to other investment options under your policy. You will not bear any of the expenses related to the mergers, and the mergers will have no tax consequences for you. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. For more information about these Portfolio mergers, please contact our customer service representative.

The Replaced Options (current underlying Portfolios) and corresponding Surviving Options (new underlying Portfolios) are:

Replaced Options		Surviving Options
EQ/Franklin Strategic Income	merging into:	EQ/Core Plus Bond
EQ/Invesco International Growth	merging into:	EQ/MFS International Growth

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your policy. See your Prospectus for more information.

For some period of time after each merger occurs, you may still receive correspondence or documents using the corresponding Replaced Option’s name.

(2) New Variable Investment Options

Effective on or about November 11, 2022, subject to regulatory approval, the following variable investment options will be available:

•	EQ/Core Bond Plus

•	EQ/MFS International Growth

EVM-66-22(7/22)
Non 498 – Great West Products w/ fund adds	Catalog No. 164710
SAR Mail	#386242

Therefore, the following information has been added to the “Portfolios of the Trusts” in the Prospectus:

EQ Premier VIP Trust Portfolio Name	Share Class	Objective	Investment Adviser (or Sub-Adviser(s), as Applicable)	Equitable Volatility Management
EQ/CORE PLUS BOND	Class B	Seeks to achieve high total return through a combination of current income and capital appreciation.	• AXA Investment Managers, US Inc • Brandywine Global Investment Management, LLC • Equitable Investment Management Group, LLC • Loomis, Sayles & Company, L.P.

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (or Sub-Adviser(s), as Applicable)	Equitable Volatility Management
EQ/MFS INTERNATIONAL GROWTH	Class IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your policy. See your Prospectus for more information.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2022 Equitable Financial Life Insurance Company.

All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104.

212-554-1234

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